EXIHIBIT 32

WRITTEN STATEMENT

 PURSUANT TO

18 U.S.C. SECTION 1350

  The undersigned, Raymond E. Wirta, Chief Executive Officer and Kenneth J. Kay, Chief Financial Officer of CBRE Holding, Inc. (the “Company”), pursuant to 18 U.S.C. §1350, hereby certify that:

(i)     the Quarterly Report on Form 10-Q for the period ending June 30, 2003, of the Company (the “Report”) fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

(ii)     the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2003

/s/ RAYMOND E. WIRTA
Raymond E. Wirta
Chief Executive Officer

/s/ KENNETH J. KAY
Kenneth J. Kay
Chief Financial Officer

           This certification accompanies this Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except for the extent required by such an Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

           A signed original of this written statement required by Section 906 has been provided to CBRE Holding, Inc. and will be retained by CBRE Holding, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.